Exhibit 99.3

CASH RESERVE AGREEMENT

Cash Reserve Agreement dated as of October 19, 2020 (the “Agreement”), between Astrotech Corporation, a Delaware corporation (the “Borrower”) and Pioneer Bank, SSB, solely in its capacity as Lender under the PPP Loan, defined below (the “Lender”).

RECITALS

WHEREAS, Lender advanced to Borrower Lender’s Paycheck Protection Program Loan No. 49032646 in the original principal amount of $541,500.00 (the “PPP Loan”) pursuant to a Loan Agreement between Borrower and Lender (the “Loan Agreement”) and a Promissory Note issued by Borrower to Lender (the “Note”; together with the Loan Agreement, the “Loan Documents”), each dated April 14, 2020;

WHEREAS, pursuant to the Borrower’s form S-1 registration statement, as amended, filed with the Securities and Exchange Commission under the Securities Act of 1933, Borrower intends to consummate a public offering (the “Offering”) on a date to be determined of an amount to be determined of its common shares which may result in the sale in excess of 50% of the common stock of Borrower, the sale of which amount would trigger a change of ownership (“Change of Ownership”) in connection with the Paycheck Protection Program (“PPP”) rules as described in the US Small Business Administration (“SBA”) Procedural Notice (the “SBA Notice”) issued and effective October 2, 2020;

WHEREAS, The SBA Notice permits a “PPP borrower” (as defined in the SBA Notice) to consummate such a Change of Ownership without obtaining SBA approval so long as such PPP borrower complies with certain conditions, including submitting a loan forgiveness application to SBA and depositing with the applicable lender cash equal to the outstanding balance of such PPP borrower’s PPP Loan;

WHEREAS, notwithstanding the provisions of the SBA Notice, the consummation of the Offering in an amount constituting a Change in Ownership would result in an Event of Default under Section 4.L of the Note; and

WHEREAS, Borrower has submitted its PPP Loan forgiveness application and has requested, for the avoidance of doubt, that the Lender agree to enter into this Agreement and waive the Event of Default referred to in the Recital above in order to permit Borrower to consummate the Offering in case the Offering constitutes a Change in Ownership, subject to the satisfaction of the conditions precedent set forth herein, and Lender is agreeable to enter into this Agreement and grant such waiver on such terms.

NOW, THEREFORE, in consideration of the promises and agreements of the parties hereto and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Exhibit 99.3

ARTICLE 1 CASH AMOUNT

Section 1.1.Deposit of Cash Amount.

(a)

Upon execution hereof, Borrower shall deliver to Lender by wire transfer of immediately available funds an amount equal to $541,500.00 (the “Cash Amount”), to be held in accordance with the terms and conditions of this Agreement for the purpose of establishing a source of payment for the Borrower's obligations to repay and/or obtain forgiveness of the certain PPP Loan.

(b)

Lender agrees to hold the Cash Amount in a separate interest-bearing demand deposit account (the “Account”) established pursuant to the terms hereof, and such amount plus all interest thereon shall constitute the “Fund.” The Fund shall be used to satisfy the PPP Loan obligations of the Borrower in accordance with Section 1.2 hereof.

(c)

For the avoidance of doubt, all interest earned on the Cash Amount shall become part of the Fund, and shall be disbursed as part of such funds in accordance with the terms and conditions of this Agreement.

Section 1.2.Definitions and Procedures with Respect to Cash Amount. The parties agree that:

(a)	Certain defined terms. As used in this Agreement the terms below shall have the following definitions:

(i)“Governmental Authority” means any United States federal, state or local political subdivision thereof or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or Taxing Authority or power.

(ii)“PPP Loan Forgiveness Denial” means the receipt by Borrower of a notice from Lender or the SBA denying in whole Borrower’s application for forgiveness of the PPP Loan, which denial is no longer subject to any appeal or request for reconsideration, re-analysis, or re-evaluation by the Lender or the SBA.

(iii)“PPP Loan Forgiveness Acceptance” means (a) the receipt by Borrower of a notice from Lender of a favorable forgiveness determination with respect to all or a portion of the PPP Loan; (b) either (x) Borrower or Lender receives notification from the SBA that some or all of the PPP Loan is forgiven or (y) Borrower has not received notification from Lender, the SBA or any other Governmental Authority within ninety (90) days following the SBA’s receipt of the forgiveness determination described in subsection (a) above, that the PPP Loan is or was ineligible for forgiveness; and (c) the PPP Forgiven Amount (defined below) has been remitted to Lender by the SBA.

(iv)“PPP Denied Amount” means the principal amount plus any accrued interest, if any, of the PPP Loan for which forgiveness is denied pursuant to a PPP Loan Forgiveness Denial or as part of a PPP Loan Forgiveness Acceptance, which denial is no longer subject to any appeal or request for reconsideration, re-analysis, or re-evaluation by the Lender or

Exhibit 99.3

the SBA.

(v)	“PPP Forgiven Amount” means the amount paid by the SBA pursuant to clause (c) of the definition of PPP Loan Forgiveness Acceptance plus any accrued interest, if any, which has accrued on the Cash Amount pursuant to the terms of this Agreement attributable to such amount being repaid.

(vi)“Taxing Authority” means any foreign or U.S. federal, state or local government, or any subdivision, agency, commission or authority thereof exercising tax regulatory, enforcement, collection or other authority.

(b)

Upon the occurrence of a complete or partial PPP Loan Forgiveness Acceptance, within 5 business days of the receipt by Lender of the PPP Forgiven Amount from the SBA, Lender shall distribute the Fund as follows: (i) to the Borrower, in an amount equal to the PPP Forgiven Amount; and (ii) to itself, an amount equal to the PPP Denied Amount (if any) for purposes of repaying the PPP Loan in accordance with its terms; and

(c)	Upon the occurrence of a PPP Loan Forgiveness Denial, Lender shall distribute the Fund to itself for purposes of repaying the PPP Loan in accordance with its terms.

(d)

Any balance remaining in the Account after the disbursement under Section 1.2 hereof, including any amounts in excess of the amount necessary to fully repay the PPP Loan according to its terms, shall be wired to the Borrower.

Section 1.3. Income Tax Allocation and Reporting.

(a)

The Borrower agrees that, for tax reporting purposes, all interest income earned on the Fund shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by Borrower whether or not such income has been disbursed during any particular year. Borrower shall be responsible for paying taxes (including any penalties and interest thereon) on all interest earned on the Fund and for filing all necessary tax returns with respect to such income. Lender shall be deemed the payor of any interest income paid thereon for purposes of performing tax reporting. With respect to any other payments made under this Agreement, Lender shall not be deemed the payor and shall have no responsibility for performing tax reporting. Lender's function of making such payments is solely ministerial and upon express direction of Borrower.

(b)

Prior to the date hereof, the Borrower has provided Lender with its certified tax identification number by furnishing appropriate form W-9 or W-8 and following the date hereof, the Borrower shall provide such other forms and documents that Lender may request. The Borrower understands that if such tax reporting documentation is not provided and certified to Lender, Lender may be required by the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder, to withhold a portion of any interest income earned on the Fund.

(c)	To the extent that Lender becomes liable for the payment of any taxes in respect of income derived from the investment of the Cash Amount, Lender shall satisfy such liability to the

Exhibit 99.3

extent possible from the Fund. Borrower shall indemnify, defend and hold Lender harmless from and against any tax, late payment, interest, penalty or other cost or expense that may be assessed against Lender on or with respect to the Fund. The indemnification provided by this Section is in addition to the indemnification provided in Section 3.1 hereof and shall survive the termination of this Agreement.

Section 1.4. Termination. This Agreement shall terminate upon the final disbursement of all of the Fund in accordance with the terms hereof, including any investment earnings thereon when credited and this Agreement shall be of no further force and effect except that the provisions of Sections 1.3(c), 3.1 and 3.2 hereof shall survive termination.

ARTICLE 2 DUTIES OF LENDER

Section 2.1. Scope of Responsibility. Notwithstanding any provision herein that may be construed to the contrary, Lender is obligated only to perform the duties specifically set forth in this Agreement, which shall be deemed purely ministerial in nature. Under no circumstances will Lender be deemed to be a fiduciary to Borrower hereunder. Lender will not be responsible or liable for the failure of Borrower to perform in accordance with this Agreement. Lender shall neither be responsible for, nor chargeable with, knowledge of the terms and conditions of any other agreement, instrument, or document other than this Agreement, whether or not an original or a copy of such agreement, instrument, or document has been provided to Lender; and Lender shall have no duty to know or inquire as to the performance or nonperformance of any provision of any such agreement, instrument, or document. This Agreement sets forth all matters pertinent to the collateral contemplated hereunder, and no additional obligations of Lender shall be inferred or implied from the terms of this Agreement or any other agreement.

Section 2.2. Attorneys and Agents. Lender shall be entitled to rely on and shall not be liable  for any action taken or omitted to be taken by Lender in good faith including without limitation in accordance with the advice of counsel or other professionals retained or consulted by Lender. Lender shall be reimbursed as set forth in Section 3.1 hereof for reasonable compensation (fees, expenses and other costs) paid and/or reimbursed to such counsel and/or professionals. Lender may perform any and all of its duties through its agents, representatives, attorneys, custodians and/or nominees.

Section 2.3. Reliance. Lender shall not be liable for any action taken or not taken by it in accordance with the direction or consent of Borrower or its agents, representatives, successors, or assigns. Lender shall not be liable for acting or refraining from acting upon any notice, request, consent, direction, requisition, certificate, order, affidavit, letter, or other paper or document believed by it in good faith to be genuine and correct and to have been signed or sent by the proper person or persons, without further inquiry into the person’s or persons’ authority.

Section 2.4. Right Not Duty Undertaken. The permissive rights of Lender to do things enumerated in this Agreement shall not be construed as duties. Notwithstanding the foregoing, by execution and delivery of this Agreement, Lender acknowledges that the terms and provisions of this Agreement are acceptable and it agrees to carry out the provisions of this Agreement on its part.

Exhibit 99.3

Section 2.5. No Financial Obligation. No provision of this Agreement shall require Lender to risk or advance its own funds or otherwise incur any financial liability or potential financial liability in the performance of its duties or the exercise of its rights under this Agreement.

ARTICLE 3 INDEMNIFICATION; LIMITATION OF LIABILITY

Section 3.1. Indemnification. The Borrower hereby agrees to indemnify Lender, its directors, officers, employees and agents (collectively, the “Indemnified Parties”), and hold the Indemnified Parties harmless from any and against all liabilities, losses, actions, suits or proceedings at law or in equity, and any other expenses, fees or charges of any character or nature, including, without limitation, reasonable attorney’s fees and expenses, arising under this Agreement or arising out of the existence of the Account (“Indemnified Losses”), except to the extent the same shall be directly caused by Lenders’ gross negligence or willful misconduct proven by a final and non-appealable judgment of a court of competent jurisdiction. Notwithstanding anything herein to the contrary, Indemnified Losses include, without limitation, any future determination by the SBA that the PPP Loan Forgiveness Acceptance was incorrect or improper which requires Lender to return the PPP Forgiven Amount to the SBA after such amount has been disbursed in accordance with Section 1.2 hereof. At any time prior to such disbursement Lender shall have a first lien against the Account to secure the obligations of the parties hereunder. The terms of this paragraph shall survive the termination of this Agreement.

Section 3.2. Limitation of Liability. LENDER SHALL NOT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY (I) DAMAGES, LOSSES OR EXPENSES ARISING OUT OF THE SERVICES PROVIDED HEREUNDER, OTHER THAN DAMAGES, LOSSES OR EXPENSES WHICH HAVE BEEN FINALLY ADJUDICATED TO HAVE DIRECTLY RESULTED FROM LENDER’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT, OR (II) SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES OR LOSSES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF LENDER HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.

ARTICLE 4

LIMITED WAIVER UNDER NOTE

Section 4.1. Waiver of Event of Default. Subject to the satisfaction of the conditions precedent specified in Section 4.4 hereof, the Lender hereby agrees to waive any Event of Default that may be deemed to occur pursuant to the Note arising solely as the result of the Borrower consummating the Offering.

Section 4.2. Limitation on Scope of Waiver. Except to the extent expressly provided herein, nothing contained herein shall, or shall be construed to (i) modify the Note, (ii) modify, waive, impair or affect any of the covenants, agreements, terms and conditions thereof, (iii) waive the observance and/or performance thereof by any party thereto, its successors, or assigns or (iv) abrogate, prejudice, diminish or otherwise affect any powers, rights, remedies or obligations of any Person arising before the date of this Agreement.

Exhibit 99.3

Section 4.3.  SBA Notice. This Agreement is intended to comply with the procedures set forth in the SBA Notice.

Section 4.4.  Conditions Precedent; Effectiveness. This waiver shall become effective on and as of the date of this Agreement on which the following conditions precedent have been satisfied to the reasonable satisfaction of, or waived in writing by, the Lender:

(a)	receipt by Lender in cash in immediately available funds from the Borrower of the Cash Amount; and

(b)	no Default or Event of Default shall have occurred and be continuing under the Loan Documents (other than those events and circumstances subject to the waiver set forth in Section 4.1 hereof).

ARTICLE 5 MISCELLANEOUS

Section 5.1. Merger or Consolidation. Any corporation or association into which Lender may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which Lender is a party, shall succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance of any further act.

Section 5.2. Attachment of Fund; Compliance with Legal Orders. In the event that any Fund shall be attached, garnished or levied upon by any court order, or the delivery thereof shall be stayed or enjoined by an order of a court, or any order, judgment or decree shall be made or entered by any court order affecting the Fund, Lender is hereby expressly authorized, acting in good faith, to respond as it deems appropriate or to comply with all writs, orders or decrees so entered or issued, or which it is advised by legal counsel of its own choosing is binding upon it, whether with or without jurisdiction. In the event that Lender obeys or complies with any such writ, order or decree it shall not be liable to Borrower or to any other person, firm or corporation, should, by reason of such compliance notwithstanding, such writ, order or decree be subsequently reversed, modified, annulled, set aside or vacated.

Section 5.3.   Force Majeure. Lender shall not be responsible or liable for any failure or delay  in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including, without limitation, acts of God; earthquakes; fire; flood; wars; acts of terrorism; civil or military disturbances; sabotage; epidemic; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications services; accidents; labor disputes; acts of civil or military authority or governmental action; and pandemics, epidemics or disease outbreaks, it being understood that Lender shall use commercially reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as reasonably practicable under the circumstances.

Exhibit 99.3

Section 5.4. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of Borrower and Lender and their respective successors and permitted assigns. Borrower shall not assign this Agreement without the prior written consent of the Lender to be granted in the sole discretion of the Lender. No other persons shall have any rights under this Agreement.

Section 5.5. Escheat. Borrower is aware that under applicable state law, property which is presumed abandoned may under certain circumstances escheat to the applicable state. Lender shall have no liability to Borrower, its legal representatives, successors and assigns, or any other party, should any or all of the Fund escheat by operation of law.

Section 5.6. Notices. All notices, requests, demands, and other communications required under this Agreement shall be in writing, and shall be deemed to have been duly given if delivered (a) personally, (b) by overnight delivery with a reputable national overnight delivery service, (c) by mail or by certified mail, return receipt requested, and postage prepaid, or (d) by electronic transmission; including by way of e-mail (as long as such email is accompanied by a PDF or similar version of the relevant document bearing an authorized signature, with e-mail confirmation of receipt) to the relevant party addressed as specified below. If any notice is mailed, it shall be deemed given five business days after the date such notice is deposited in the United States mail. Any notice given other than by mail shall be deemed given upon the actual date of such delivery. If notice is given to a party hereto, it shall be given at the address for such party set forth below.

If to Borrower:

Astrotech Corporation

2028 E. Ben White Blvd. #240-9530

Austin, Texas 78741 Attention: Eric Stober

Email: estober@astrotechcorp.com If to Lender:

Barry Anderson

Director of Government Lending Pioneer Bank

623 West 38th Street. Ste. 100

Austin, TX 78705

Email: barry.anderson@pioneer.bank

Section 5.7. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without regard to its conflict of laws principles.

Section 5.8. Entire Agreement. This Agreement sets forth the entire agreement and understanding of Borrower and Lender related to the Fund and supersede all prior or contemporaneous agreements and understandings, negotiations, inducements or conditions, express or implied, oral or written.

Exhibit 99.3

Section 5.9. Amendment. This Agreement may be amended, modified, superseded, rescinded, or canceled only by a written instrument executed jointly by Borrower and Lender.

Section 5.10. Waivers. The failure of any party to this Agreement at any time or times to require performance of any provision under this Agreement shall in no manner affect the right at a later time to enforce the same performance. A waiver by any party to this Agreement of any such condition or breach of any term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall neither be construed as a further or continuing waiver of any such condition or breach nor a waiver of any other condition or breach of any other term, covenant, representation, or warranty contained in this Agreement.

Section 5.11. Headings. Section headings of this Agreement have been inserted for convenience of reference only and shall in no way restrict or otherwise modify any of the terms or provisions of this Agreement.

Section 5.12. Counterparts. This Agreement may be executed in one or more counterparts, each of which when executed shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.

Section 5.13. Waiver of Jury Trial. EACH OF THE PARTIES HERETO EXPRESSLY WAIVES THE RIGHT TO TRIAL BY JURY IN RESOLVING ANY CLAIM OR COUNTERCLAIM RELATING TO OR ARISING OUT OF THIS AGREEMENT.

[The remainder of this page left intentionally blank]

Exhibit 99.3

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.

BORROWER:

Astrotech Corporation

By:	/s/ Eric Stober
Name:	Eric Stober
Title:	CFO

LENDER:

Pioneer Bank, SSB

By:	/s/ Barry Anderson
Name:	Barry Anderson
Title:	Executive Vice President